UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IOWA RENEWABLE ENERGY, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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NOTICE OF ANNUAL MEETING OF MEMBERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEMBERS MEETING TO BE HELD ON SATURDAY
MAY 9, 2009
To our members:
The 2009 annual meeting of members (the “2009 Annual Meeting”) of Iowa Renewable Energy, LLC (the “Company”) will be held on Saturday, May 9, 2009 at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa. Registration for the meeting will begin at 12:30 p.m. The 2009 Annual meeting will commence at approximately 1:30 p.m. The purposes of the meeting are to: (1) Elect three (3) Group II Directors to our Board of Directors; and (2) Transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof.
•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to Members are available at www.iowarenewableenergy.com under the tab “SEC Compliance”;
•	The Company will send out a notice and a proxy card for the 2009 Annual Meeting on approximately March 20, 2009; and
•
If you want to receive a paper or e-mail copy of the proxy statement and annual report, you must request one. There is no charge to you for requesting a copy of the proxy statement and annual report. Please make your request for a copy by calling Linda Krantz at (319) 653-2890 or emailing linda.krantz@iowarenewableenergy.com. Proxy statements and annual reports may be requested from the Company up to one (1) year after 2009 Annual Meeting or May 9, 2010.

If you have questions regarding the information in the proxy statement or completion of the proxy card located on our website at www.iowarenewableenergy.com, or if you need directions to attend the meeting and vote in person, please call Linda Krantz at (319) 653-2890 or email linda.krantz@iowarenewableenergy.com.
Only members listed on the Company’s records at the close of business on March 6, 2009 are entitled to notice of the Annual Meeting and to vote at the 2009 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on, May 1, 2009.
All members are cordially invited to attend the 2009 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (319) 653-3330 or mail it to us at P.O. Box 2, Washington, IA 52353.
By order of the Board of Directors,
Michael Bohannan
Chairman of the Board
Washington, Iowa
March 10, 2009

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Iowa Renewable Energy, LLC
1701 East 7th Street
P.O. Box 2
Washington, Iowa 52353

Proxy Statement
Annual Meeting of Members
Saturday May 9, 2009
1:30 p.m.

The proxy is solicited by the Board of Directors of Iowa Renewable Energy, LLC (the “Company” or “Iowa Renewable Energy”) for use at the 2009 annual meeting of members of the Company to be held on Saturday, May 9, 2009 (the “2009 Annual Meeting”), and at any adjournment thereof. The 2009 Annual Meeting will be held at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa. Registration for the meeting will begin at 12:30 p.m. The Annual Meeting will commence at approximately 1:30 p.m. This solicitation is being made by posting on the Company’s website (www.iowarenewableenergy.com), under the tab “SEC Compliance,” the proxy statement and annual report, however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement via access on the Company’s website (www.iowarenewableenergy.com) under the tab “SEC Compliance,” is scheduled to begin on or about March 10, 2009 and delivery of the proxy card via U.S. Mail is scheduled to begin on or about March 20, 2009.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why did I receive this proxy statement?

A:
The Board of Directors is soliciting your proxy vote at the 2009 Annual Meeting because you were a member of the Company at the close of business on March 6, 2009, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2009 Annual Meeting?

A:
The 2009 Annual Meeting will be held at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa. Registration for the meeting will begin at 12:30 p.m. The Annual Meeting will commence at approximately 1:30 p.m. on Saturday, May 9, 2009.

Q:	What am I voting on?

A:
You are voting on the election of three (3) Group II Directors. The nominees recommended by the Board of Directors are Denny Mauser, Warren Bush, and Richard Gallagher. We did not receive any member-recommended nominations and the deadline for a member nomination passed on March 9, 2009.

Q:	How many votes do I have?

A:
On any matter which may properly come before the meeting, each member entitled to vote will have one vote for each membership unit owned of record by such member as of the close of business on March 6, 2009.

Q:	Do I have dissenters’ rights?

A:
Pursuant to section 6.15 of our Amended and Restated Operating Agreement (hereinafter “Operating Agreement”), members do not have any dissenters’ rights. Dissenters’ rights are generally the right of a security holder to dissent from and obtain the fair value of their securities in certain events, such as mergers, share exchanges, and certain amendments to certain types of organizational documents of a company. Pursuant to our Operating Agreement, these rights are not awardable to you.

Q:	What is the voting requirement to elect the directors?

A:	In the election of directors, the three persons in Group II receiving the greatest number of votes will be elected.

Q:	How many membership units are issued and outstanding?

A:	At the close of business on March 6, 2009, there were 26,331 outstanding membership units, meaning that there can be a total of 26,331 votes on any matter.

Q:	What is the effect of an abstention?

A:
Abstentions will be counted when determining whether a quorum is present. Abstentions for director elections, however, will not be counted either for or against any nominee because directors are elected by plurality vote, meaning that the person receiving the most votes will be elected.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2009 Annual Meeting either in person or by proxy. You may vote using either of the following methods:
•
Proxy Card. The proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2009 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2009 Annual Meeting in accordance with the member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card. After you have marked your choices, please sign and date the proxy card and return it by mail or by fax to the Company at (319) 653-3330. In order for your vote to count, the Company must receive it by 5:00 p.m. on May 1, 2009.

•	In person at the 2009 Annual Meeting. All members of record as of March 6, 2009 may vote in person at the 2009 Annual Meeting.
Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2009 Annual Meeting;

•
Giving personal or written notice of the revocation, which is received by Michael Bohannan, Chairman of the Company’s Board of Directors, at the Company’s offices at 1701 East 7th Street, P.O. Box 2, Washington, Iowa 52353 by 5:00 p.m. on May 1, 2009; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Richard Gallagher, at the commencement of the 2009 Annual Meeting.

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Q:	What happens if I mark too few boxes on the proxy card?

A:
If you do not mark any choices for the election of Group II Directors on the proxy card, then your votes will be deemed a vote FOR those nominees recommended for election by the Board of Directors. If you mark only one (1) or two (2) choices for Group II Directors, the proxies will vote your units ONLY for the persons you mark as your choices.

Regardless of whether you mark too few boxes on your proxy card, if you submit a proxy card, your units will be included in the determination of whether a quorum is present at the 2009 Annual Meeting, even if you abstain from voting. If you do not submit a proxy card or attend the 2009 Annual Meeting, your units will not be counted as present at the 2009 Annual Meeting for purposes of determining whether a quorum is present.

Q:	Who can attend the 2009 Annual Meeting?

A:	All members as of the close of business on March 6, 2009 may attend the 2009 Annual Meeting.

Q:	What is the Record date for the 2009 Annual Meeting?

A:	Friday, March 6, 2009.

Q:	Who will count the votes?

A:
All votes will be tabulated by the inspector of election appointed for the 2009 Annual Meeting, which is Todd Willson, our chief financial officer. The inspector of election will separately tabulate affirmative and negative votes and abstentions.

Q:	What constitutes a quorum?

A:
The presence in person or by proxy of persons holding 25% of the issued and outstanding units is required to constitute a quorum. Because on March 6, 2009 the Company had 26,331 issued and outstanding membership units, the presence of 6,583 membership units will constitute a quorum. If you submit a proxy or appear at the meeting, then you will be considered part of the quorum.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees. In addition, the cost will include the reasonable expenses for completing the mailing of such material to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:
The Group III Directors will stand for election at the 2010 Annual Meeting. Nominations for director seats are made by the Board of Directors. In addition, a member may nominate a candidate for director by following the procedures explained in this proxy statement on page 11 and Section 5.3 of the Operating Agreement. In accordance with our Operating Agreement, a member desiring to nominate one or more persons for election as a director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of Iowa Renewable Energy at least 60 days, but no more than 90 days, prior to the annual meeting, which would be approximately February 9, 2010 to March 9, 2010.

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Q:	What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is placed in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals for the 2010 Annual Member Meeting are explained in the proxy statement on page 11. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL TO BE VOTED UPON
PROPOSAL 1
Election of Directors
The Company currently has nine (9) directors. Group I directors were elected at the 2008 Annual Meeting of the Members on April 5, 2008. Pursuant to the Operating Agreement, the Board of Directors divided the board seats into three (3) classes, Group I, Group II, and Group III which serve staggered terms. Beginning at the 2008 Annual Meeting of the Members, the members vote for one group of directors, and each group of directors will serve three-year terms. The terms of the Group II directors will expire at the May 9, 2009 member meeting. The Board of Directors has nominated the following persons for election as Group II directors at the May 9, 2009 election: Denny Mauser, Warren Bush, and Richard Gallagher. We have not received any member nominations and the date for members to make a nomination passed on March 9, 2009.
All of the nominees are incumbent directors. All nominees have indicated their willingness to serve as directors if elected. The three (3) nominees receiving the highest vote totals will be elected as the Group II directors, of the Company at the 2009 Annual Meeting on May 9, 2009, provided a quorum is present. Upon the election of the three (3) Group II directors, the Company will continue to have nine (9) directors serving on its Board of Directors.
Required Vote and Board Recommendation
As indicated on the proxy card, if you do not mark any choices for Group II directors on the proxy card and you sign and send in your proxy card, then your votes will be deemed votes FOR the nominees recommended by the Board of Directors. Abstentions for director elections will not be counted either for or against any nominee, because directors are elected by plurality vote, meaning that the persons receiving the most votes relative to the other nominees will be elected. If you mark only one (1) or two (2) choices for Group II directors the proxies will vote your units ONLY for the persons you mark as your choices. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting will not be counted as either a vote for or against the election of a director and will not be counted towards the presence of a quorum Votes withheld or abstained for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

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Information about Nominees
The following table contains certain information with respect to persons nominated for election at the 2009 Annual Meeting of members:

Name and Principal		Year First Became A
Occupation	Age	Director	Term Expires
Denny Mauser, Farmer	60	2005	2009
Warren Bush, Attorney	60	2005	2009
Richard Gallagher, Farmer	64	2005	2009
Biographical Information About Nominees
Warren L. Bush, Director – Age 60 Mr. Bush currently serves on the Board of Directors of Iowa Renewable Energy and is the chair of the Company’s audit committee. Mr. Bush is a licensed attorney in both Iowa and Arizona. Mr. Bush has served as a Judicial Magistrate for the State of Iowa since July of 1986. He is also a self-employed attorney and practices out of offices in Wall Lake and Dunlap. Mr. Bush currently serves on a variety of boards, including The Biodiesel Group, LLC; and the following public reporting companies: Western Iowa Energy, LLC; Western Dubuque Biodiesel, LLC and Central Iowa Energy, LLC. He is a principal in Bush Boys’ Enterprises, LLC, Bush Boys, Inc. and Front Row Racing Stable, Ltd. Mr. Bush has served as a director since the Company’s inception.
Richard Gallagher, Secretary – Age 64 Mr. Gallagher currently serves on the Board of Directors of Iowa Renewable Energy and is the Company’s Secretary. Mr. Gallagher owns and operates a 1,000 acre grain farm near Washington, Iowa. He has operated this farm since 1974. Mr. Gallagher currently serves on the boards of the Iowa Corn Promotion Board and the Iowa Renewable Fuels Association. Mr. Gallagher has served as a director and the Secretary since the Company’s inception.
Denny Mauser, Director – Age 60 Mr. Mauser currently serves on the Board of Directors of Iowa Renewable Energy. Mr. Mauser has farmed for more than thirty-six years in Buena Vista County and Sac County, Iowa. His 900 acre operation includes corn, soybeans and popcorn; he also manages a cow-calf herd. He formerly served as President of the Iowa Farm Bureau Young Members and on the Schaller Community School Board. He currently serves as President of Sac County Rural Electric Cooperative and is a member of the Board of Directors of The Biodiesel Group, LLC; and the following public reporting companies: Western Iowa Energy, LLC; Western Dubuque Biodiesel, LLC; and Central Iowa Energy, LLC. Mr. Mauser has served as a director since the Company’s inception.
Biographical Information About Non-Nominee Directors, Officers and Significant Employees
We currently have six (6) Non-Nominee Directors, because their terms do not expire at the 2009 Annual Meeting.
Michael J. Bohannan, Chairman and President – Age 48 Mr. Bohannan currently serves on the Board of Directors of Iowa Renewable Energy. Since 2001, Mr. Bohannan has been employed as the operations manager for Kinder Morgan. As the operations manager, he is responsible for overseeing the operation of approximately 300 miles of natural gas pipeline, five compressor stations and two natural gas storage fields, as well as approximately 300 miles of liquid pipeline operations. Prior to that, he was service engineer for Kinder Morgan for four years, where he was responsible for technical support of the pipeline, compressor station and natural gas storage operations in Iowa and Illinois. Mr. Bohannan has served as a director, President of the Company and the Chairman of the Board since the Company’s inception.
Mark A. Cobb, Vice President – Age 48 Mr. Cobb currently serves on the Board of Directors of Iowa Renewable Energy. Since 1980, Mr. Cobb has served as the President of Cobb Oil Co., Inc., a petroleum jobber located in Brighton, Iowa that has annual revenues of approximately $50 million. Mr. Cobb has served as a director and the Vice-Chairman since the Company’s inception.

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William J. Horan, Director – Age 61 Mr. Horan currently serves on the Board of Directors of Iowa Renewable Energy. Mr. Horan has been a farmer for 35 years. He is a partner in Horan Brothers Agricultural Enterprises in Rockwell City, Iowa. Mr. Horan is past president of the Iowa Corn Growers Association and sits on the Board of Directors of Natural Resource Solutions, LLC; Truth about Trade; ISU Research Park Board of Directors; the USDA DOE Technical Advisory Committee; The Biodiesel Group, LLC; and the following public reporting companies: Western Iowa Energy, LLC; Western Dubuque Biodiesel, LLC; and Central Iowa Energy, LLC. Mr. Horan has served as a director since the Company’s inception.
John Heisdorffer, Director – Age 56 Mr. Heisdorffer currently serves on the Board of Directors of Iowa Renewable Energy. Since 1971, Mr. Heisdorffer has owned and operated a 1,300 acre farming operation near Keota, Iowa. Mr. Heisdorffer previously served on the National Biodiesel Board from 1996-2004 as secretary, treasurer and technical chairman. He served on the Iowa Soybean Promotion Board for nine years and currently is president elect of the Iowa Soybean Association. Mr. Heisdorffer has served as a director since the Company’s inception.
Edwin J. Hershberger, Director – Age 67 Mr. Hershberger currently serves on the Board of Directors of Iowa Renewable Energy. Since 1972, Mr. Hershberger has served as President of English River Pellets, Inc., a feed manufacturing and grain elevator with four locations and annual sales of $20 million. He also has served as the President of R & H Enterprises, Inc. and Ridgecrest Turkey Farm, Inc. since 1991. He also has served as a member of the Board of Directors for Iowa Turkey Growers cooperative since 1998. Mr. Hershberger has served as a director since the Company’s inception.
J. William Pim, Director – Age 54 Mr. Pim currently serves on the Board of Directors of Iowa Renewable Energy. Mr. Pim is a CPA with 25 years of public and private accounting experience. Seventeen years of his experience has been as a controller-chief financial officer for manufacturing companies. Mr. Pim’s experience includes seven years of preparation and filing of SEC reports and related information. Since September 2007, he has been the director of Finance and Budgets for the Iowa Foundation for Medical Care. From October 2004 through August 2007, Mr. Pim was employed as an accountant with Heartland Express, Inc. From October 2002 to April 2004, he was employed with Plastag Holdings, LLC where his duties included preparation of monthly and annual financial statements, cash management and general accounting management. Mr. Pim has served as a director, since the Company’s inception. Mr. Pim has previously served as Treasurer and Chief Financial Officer of the Company.
Todd Willson, Chief Financial Officer – Age 29
Mr. Willson has served as the Chief Finanical Officer for Iowa Renewable Energy since September of 2008. Prior to that he was the Area Controller for Loomis Armored from February 2008 through June of 2008. From March 2006 until January 2008 he was the Plant Controller/Manager for Reddy Ice Corporation. Prior to this time Mr. Willson was a full-time student.
Alan Yoder, General Manager
Pursuant to the Management and Operational Services Agreement we entered into with Renewable Energy Group, Inc. (“REG”), REG supervises and directs the general operations of the plant, including hiring and employing a full-time general manager, who is based on site at our plant and who works exclusively for us. Accordingly, the general manager is not our employee. REG hired Alan Yoder as the general manager of our plant in February 2007. Prior to his employment with REG, Mr. Yoder was Vice-President of Production for Blue Seal Feeds, Inc. in Londonderry, New Hampshire for 23 years.
Glen Hansel, Operations Manager
Pursuant to our Management and Operational Agreement with REG, REG provides us with a full-time operations manager, who is based on site at our plant and who works exclusively for us. Accordingly, the operations manager is not our employee. REG hired Glen Hansel as the operations manager of our plant in February 2007. Prior to his employment with REG, Mr. Hansel was the Operations Manager of BFC Gas & Electric in Cedar Rapids, Iowa for 10 years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
No person or entity, including our officers and directors, currently beneficially owns more than 5% of our membership units.
SECURITY OWNERSHIP OF MANAGEMENT
As of March 6, 2009, members of our Board of Directors, executive officers and director nominees own membership units as follows:

		Position with	Amount and Nature of
	Name and Address of	Iowa Renewable	Beneficial	Percent of
Title of Class	Beneficial Owner	Energy	Owner(1)	Class(2)
Membership Units	Michael J. Bohannan
	2726 Trio Court
	Washington, IA 52353	Director, Chairman and President	200 units(3)	0.76%
Membership Units	Mark A. Cobb
	208 W. Fountain
	Brighton, IA 52540	Director & Vice-Chairman	300 units(4)	1.14%
Membership Units	Richard Gallagher
	2672 260th St.
	Washington, IA 52353	Director & Secretary	200 units	0.76%
Membership Units	J. William Pim
	750 S. 14th Ave.
	Washington, IA 52353	Director	100 units(5)	0.38%
Membership Units	Warren L. Bush
	306 West 4th Street
	Wall Lake, IA 51466	Director	290 units(6)	1.10%
Membership Units	William J. Horan
	3220 240th St
	Rockwell City, IA 50579	Director	240 units(7)	0.91%
Membership Units	Denny Mauser
	1940 190th St.
	Early, IA 50535	Director	290 units(8)	1.10%
Membership Units	John Heisdorffer
	23336 320th Ave.
	Keota, IA 52248	Director	200 units(9)	0.76%
Membership Units	Edwin J. Hershberger
	126 E. Ave., PO Box 1203
	Kalona, IA 52247	Director	200 units	0.76%
	Totals:		2750 units	10.44%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities.

(2)
Based on 5,360 units sold in seed capital offering, 500 units paid pursuant to an agreement with The Biodiesel Group for consulting, 19,371 in offering registered with State of Iowa and 1,100 units to directors exercising the option.

(3)	Includes units owned by Michael Bohannan jointly with his wife, Lisa K. Bohannan.

(4)	Includes units owned by Cobb Oil Co., Inc. and Mark A. Cobb, our director, is a principal owner of that business.

(5)	Includes units owned by J. William Pim jointly with his wife, Nancy Pim.

(6)	Includes units paid pursuant to a consulting agreement with The Biodiesel Group, of which Warren Bush is a principal owner.

(7)	Includes units paid pursuant to a consulting agreement with The Biodiesel Group, of which William Horan is a principal owner.

(8)	Includes units paid pursuant to a consulting agreement with The Biodiesel Group, of which Denny Mauser is a principal owner. Also includes units owned jointly with his wife, LaRae Mauser.

(9)	Includes units owned by JRF, LLC and John Heisdorffer, our director, is a principal owner of that business.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2008.
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors generally meets once per month. The Board of Directors held 12 regularly scheduled and 1 special meeting during the fiscal year ended September 30, 2008. All of the directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended September 30, 2008, with the exception of William Horan.
The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The board of directors feels this is reasonable given the accessibility of our directors. Members desiring to communicate with the Board of Directors may do so by contacting a director via our website, fax, phone or in writing. The names of our directors are listed on our website at www.iowarenewableenergy.com.
The Board of Directors does not have a policy with regard to directors’ attendance at annual meetings. This is the third annual meeting of the Company and all of our directors attended the 2008 annual meeting. Therefore, the Board of Directors feels an attendance policy is not necessary.
Director Independence
The board is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. All of our Directors, however, are independent, as defined by NASDAQ Rule 4200, with the exception of Michael Bohannan, who is not considered independent under NASDAQ Rule 4200 due to his status as an executive officer of the Company. The Company does not have its own definition for determining the independence of its directors, except for those directors on the audit committee and this definition is discussed below.
Audit Committee
The Board of Directors created an audit committee in January 2007, which operates under a charter adopted by the Board of Directors in February 2007 and amended in April 2008 (the “Charter”). The April 2008 amendments to the Charter updated the definition of independent to make it more consistent with the current NASDAQ definitions. Under the Charter, the audit committee must have at least three members. The Board of Directors appointed Warren Bush, Mark Cobb and Ed Hershberger to the audit committee. The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, all of our audit committee members are independent within the definition of independence provided by NASDAQ Rules 4200. NASDAQ Rule 4200, however, cross references to more stringent standards under NASDAQ Rule 4350 for audit committees. Audit committees under NASDAQ Rule 4350 require the entire audit committee to be independent, and we meet this requirement. In addition, our audit committee charter requires a majority of our audit committee to be independent as defined in the Charter. All of our members of the audit committee are independent under the definition in our Charter.

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The Board of Directors has determined that we do not currently have a financial expert serving on our audit committee. We do not have a financial expert serving on our audit committee because no member of our Board of Directors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 407 of Regulation S-B. The Board of Directors intends to consider such qualifications in future nominations to our Board of Directors and appointments to the audit committee. In the meantime, the Board of Directors has hired Sue Stetzel, a CPA with Latta Harris, as an advisor to assist the audit committee until a member of the audit committee qualifies as a financial expert.
During the fiscal year ended September 30, 2008, the audit committee held five meetings. All of the audit committee members attended at least 75% of the audit committee meetings held during the fiscal year ending September 30, 2008.
The Charter is not available on our website, however, a current copy of our audit committee charter is included as an appendix to this proxy statement for our 2009 Annual Meeting.
Audit Committee Report
The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates by reference in any such document.
The audit committee (the Committee) reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to U.S. Generally Accepted Accounting Principles. The Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2008. The committee has discussed with McGladrey & Pullen, LLP, its independent registered accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures and the letter to management from McGladrey & Pullen, LLP as required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm their independence. The Committee has considered whether the provision of services by McGladrey & Pullen, LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Annual Report on Form 10-KSB are compatible with maintaining McGladrey & Pullen, LLP’s independence.
Based on the reviews and discussions referred to above, the Committee determined that the audited financial statements referred to above be included in the Form 10-KSB accompanying this proxy statement for the fiscal year ended September 30, 2008.
Audit Committee
Warren Bush
Mark Cobb
Ed Hershberger
Independent Registered Public Accounting Firm
The audit committee selected McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year October 1, 2007 to September 30, 2008. A representative of McGladrey & Pullen, LLP is expected to be present at the 2009 Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

9

Christianson & Associates, PLLP, Certified Public Accountants (Christianson), was the Company’s independent auditor from the Company’s inception through November 3, 2006. Christianson’s reports on the Company’s financial statements have not contained an adverse opinion, disclaimer of opinion or modification. The decision to change auditors and dismiss Christianson was approved by the Company’s Board of Directors. There were no disagreements with Christianson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. A copy of this disclosure has been provided to Christianson and we have received a response that Christianson agrees with this disclosure. McGladrey & Pullen, LLP, Certified Public Accountants, has been the company’s independent registered public accounting firm since November 3, 2006. All financial statements in the Form 10-KSB were audited by McGladrey & Pullen, LLP.
Audit Fees
The aggregate fees billed by the principal independent registered public accountants (McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc.) to the Company for the fiscal years ended September 30, 2007 and September 30, 2008 are as follows:

Category	Year	Fees
Audit Fees (1)	2008	$76,015
	2007	$84,492
Audit-Related Fees	2008	$1,400
	2007	$0
Tax Fees	2008	$25,828
	2007	$24,108
All Other Fees	2008	$0
	2007	$0
(1)	Audit fees include review of regulatory filings and quarterly financial statements and research and consultation related to financial statements and to such filings.
Prior to engagement of our independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the audit committee.
One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our Board of Directors.
Nominating Committee
The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. The Board of Directors, acting as the nominating committee met once during the fiscal year ended September 30, 2008. Based upon the size of the Company and the board’s familiarity with the Company since inception, the board has determined that each of the directors is qualified to suggest nominees for consideration to the nominating committee. The major responsibilities of the nominating committee are to:
•	Develop a nomination process for candidates to the Board of Directors;
•	Establish criteria and qualifications for membership to the Board of Directors ;
•	Identify and evaluate potential director nominees;
•	Fill vacancies on the Board of Directors; and
•	Recommend nominees for election or re-election.
The nominating committee does not operate under a charter and it does not have a policy with regard to the consideration of any director candidates recommended by members. The Board of Directors believes that this is appropriate since this is only the Company’s third director election. The nominating committee may establish in the future a charter and develop policies and procedures for evaluating potential director candidates whether presented by members or selected by the nominating committee. The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of Michael Bohannan, who is an executive officer, each of our directors are independent within the definition of independence provided by NASDAQ Rules 4200 and 4350.

10

Compensation Committee
The Board of Directors appointed Richard Gallagher, Denny Mauser, and Ed Hershberger to serve as members of the compensation committee of the Board of Directors They were appointed to the committee in January 2008. The compensation committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and oversees the compensation of our other executive officers. The compensation committee has the overall responsibility for approving and evaluating our director and executive compensation plans, policies and programs. The compensation committee met once during the fiscal year ending September 30, 2008. All of the compensation committee members attended at least 75% of the compensation committee meetings held during the fiscal year ending September 30, 2008.
MEMBER PROPOSALS AND NOMINATIONS FOR DIRECTOR POSITIONS
Member Proposals
In order to be considered for inclusion in our 2010 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company by November 10, 2009 (120 days prior to the 1-year anniversary of the date of release of this proxy statement). The Company suggests that proposals for the 2010 annual meeting of the members be submitted by certified mail-return receipt requested.
Members who intend to present a proposal at the 2010 Annual Meeting of members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than January 25, 2010 (45 days prior to the 1-year anniversary of the date of release of this proxy statement). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
If the Company does not receive notice of a member proposal intended to be submitted to the 2010 annual meeting by January 25, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does not receive notice of a member proposal intended to be submitted to the 2010 Annual Meeting by January 25, 2010, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.
Director Nominations
Nominations for the election of directors at the 2010 Annual Member Meeting may be made by any member entitled to vote generally in the election of directors. In accordance with our Operating Agreement, a member desiring to nominate one or more persons for election as a director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of Iowa Renewable Energy at least 60 days, but no more than 90 days, prior to the annual meeting, which would be approximately February 9, 2010 to March 9, 2010.
This notice must contain: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of units of Iowa Renewable Energy entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (v) such other information regarding each nominee proposed by the member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a director of Iowa Renewable Energy if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of our outstanding units that clearly sets forth the proposed candidate as a nominee of the director’s seat to be filled at the next election of directors. If a presiding officer at a meeting of the members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.

11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Related Persons
We have not engaged in any transactions with related persons during our fiscal year ended September 30, 2008.
Transactions with Promoters and Control Persons
Since our inception, our promoters have received the following compensation:
Each of our directors was involved in the startup of our operations and, therefore, is considered a promoter.  We entered into a consulting agreement with The Biodiesel Group, as a project development and equity consultant. The Biodiesel Group is owned and operated by three of our current directors: Warren L. Bush; William J. Horan; and Denny Mauser. The Biodiesel Group has two additional owners – Tom Schroeder and Mark Muench – who were Directors of the Company until our 2008 Annual Meeting when their terms expired and they did not stand for re-election. Upon execution of the agreement and in anticipation of the receipt of consulting services we transferred 100 units to each of the five members of The Biodiesel Group. In exchange, The Biodiesel Group provided assistance with negotiation of various contracts, assistance in the planning of our equity marketing effort, and assistance in securing debt financing services up until the date of the closing of a loan transaction to finance construction of the project. In addition, we agreed to pay to The Biodiesel Group a total consulting fee of $75,000 payable at a rate of $12,500 per month during the contract term. These consulting fees were indirect compensation to Warren L. Bush, William J. Horan, Denny Mauser, Tom Schroeder and Mark Muench. The contract term expired when our debt financing closed on October 26, 2006.
In addition, our board approved a membership unit option agreement for all of our directors. Under the agreement, each of the directors had the option to purchase 100 units for a purchase price of $500 per unit upon execution of definitive loan documents. The fair value of the Company’s stock at the time the options were granted was $1,000 per unit. As a result $600,000 of stock based compensation was reflected in the Company’s statement of operations for the year ended September 30, 2006 based on the difference between the exercise price and the fair market value of the underlying units on the date the options were granted. Each of our directors, with the exception of J. William Pim, exercised this option. This option expired 30 days after we closed on our debt financing, which was October 26, 2006.
In June 2007 our directors passed a resolution to compensate directors for the services they provide in that capacity. The compensation arrangement provides each director will receive $500 per month. Each member of the audit committee will receive an additional $250 per month and the Chairman will receive an additional $500 a month. Each director will receive another $250 per month if at the end of the year Iowa Renewable Energy has a 15% return on investment for that year, and an additional $250 per month if Iowa Renewable Energy meets all financial agreements with the lenders and the director attends at least nine out of 12 board meetings. In addition, directors will be paid mileage at the standard IRS rate and be reimbursed for expenses related to their service as director. Directors will also be paid $200 per day for meetings attended, other than board meetings, as a director. This plan was effective as of July 2007. On October 16, 2007 we entered into a compensation agreement with J. William Pim to pay Mr. Pim $50 per hour for services he provides to us as our Chief Financial Officer. The agreement with Mr. Pim expired on May 20, 2008 when Mr. Pim resigned from the position as our Chief Financial Officer.

12

The following table summarizes the compensation paid to our promoter directors from our inception through January 2008.

	FEES					NON-EQUITY
	EARNED			OPTION		INCENTIVE PLAN
	OR PAID		STOCK	AWARDS		COMPENSATION	OTHER
DIRECTOR	IN CASH		AWARDS	(1)		(2)	COMPENSATION		TOTAL
Michael Bohannan
Inception through Sept 30, 2006	—		—	$51,455		—	—		$51,455
FYE Sept 30, 2007	$3,000		—	—		—	$298		$3,298
FYE Sept 30, 2008	$12,000		—	—		$1,500	$1,175		$14,675
Oct 1, 2008 – January 2009	$4,000		—	—		$1,500	$195		$5,695

TOTAL	$19,000		—	$51,455		$3,000	$1,668	(3)	$75,123

Mark Cobb
Inception through Sept 30, 2006	—		—	$51,455		—	—		$51,455
FYE Sept 30, 2007	$2,250		—	—		—	—		$2,250
FYE Sept 30, 2008	$9,000		—	—		$1,500	—		$10,500
Oct 1, 2008 – January 2009	$3,000		—	—		$1,500			$4,500

TOTAL	$14,250		—	$51,455		$3,000	—		$68,705

Richard Gallagher
Inception through Sept 30, 2006	—		—	$51,455		—	—		$51,455
FYE Sept 30, 2007	$1,500		—	—		—	—		$1,500
FYE Sept 30, 2008	$6,000		—	—		$1,500	—		$7,500
Oct 1, 2008 – January 2009	$2,000		—	—		$1,500	$903		$4,403

TOTAL	$9,500		—	$51,455		$3,000	$903	(4)	$64,858

J. William Pim
Inception through Sept 30, 2006	—		—	$51,455	(6)	—	$925		$52,380
FYE Sept 30, 2007	$1,500		—	—		—	$77		$1,577
FYE Sept 30, 2008	$10,075	(5)	—	—		$1,500	$492		$12,067
Oct 1, 2008 – January 2009	$2,000		—	—		$1,500	$281		$3,781

TOTAL	$13,575		—	$51,455		$3,000	$1,775	(7)	$69,805

Warren Bush
Inception through Sept 30, 2006	—		$50,000	$51,455		—	$5,010		$106,465
FYE Sept 30, 2007	$2,250		—	—		—	$480		$2,730
FYE Sept 30, 2008	$9,000		—	—		$1,500	$667		$11,167
Oct 1, 2008 – January 2009	$3,000		—	—		$1,500	—		$4,500

TOTAL	$14,250		$50,000	$51,455		$3,000	$6,157	(8)	$124,862

13

	FEES			NON-EQUITY
	EARNED		OPTION	INCENTIVE PLAN
	OR PAID	STOCK	AWARDS	COMPENSATION	OTHER
DIRECTOR	IN CASH	AWARDS	(1)	(2)	COMPENSATION		TOTAL
Bill Horan
Inception through Sept 30, 2006	—	$50,000	$51,455	—	—		$101,455
FYE Sept 30, 2007	$1,500	—	—	—	—		$1,500
FYE Sept 30, 2008	$6,000	—	—	—	—		$6,000
Oct 1, 2008 – January 2009	$2,000	—	—	—	$808		$2,808

TOTAL	$9,500	$50,000	$51,455	—	$808	(9)	$111,763

Ed Hershberger
Inception through Sept 30, 2006	—	—	$51,455	—	—		$51,455
FYE Sept 30, 2007	$2,250	—	—	—	—		$2,250
FYE Sept 30, 2008	$9,000	—	—	$1,500	—		$10,500
Oct 1, 2008 – January 2009	$3,000	—	—	$1,500	—		$4,500

TOTAL	$14,250	—	$51,455	$3,000	—		$68,705

Denny Mauser
Inception through Sept 30, 2006	—	$50,000	$51,455	—	$272		$101,727
FYE Sept 30, 2007	$1,500	—	—	—	$492		$1,992
FYE Sept 30, 2008	$6,000	—	—	$1,500	$806		$8,306
Oct 1, 2008 – January 2009	$2,000	—	—	$1,500	—		$3,500

TOTAL	$9,500	$50,000	$51,455	$3,000	$1,570	(10)	$115,525

John Heisdorffer
Inception through Sept 30, 2006	—	—	$51,455	—	$901		$52,356
FYE Sept 30, 2007	$1,500	—	—	—	—		$1,500
FYE Sept 30, 2008	$6,000	—	—	$1,500	$6,117		$13,617
Oct 1, 2008 – January 2009	$2,000	—	—	$1,500	—		$3,500

TOTAL	$9,500	—	$51,455	$3,000	$7,018	(11)	$70,973

Jimmie Hanshaw
Inception through Sept 30, 2006	—	—	$51,455	—	—		$51,455
FYE Sept 30, 2007	$1,500	—	—	—	—		$1,500
FYE Sept 30, 2008	$3,000	—	—	$1,500	—		$4,500
Oct 1, 2008 – January 2009	—	—	—	$1,500	—		$1,500

TOTAL	$4,500	—	$51,455	$3,000	—		$58,955

Mark Muench
Inception through Sept 30, 2006	—	$50,000	$51,455	—	—		$101,455
FYE Sept 30, 2007	$1,500	—	—	—	—		$1,500
FYE Sept 30, 2008	$3,000	—	—	$1,500	—		$4,500
Oct 1, 2008 – January 2009	—	—	—	$1,500	—		$1,500

TOTAL	$4,500	$50,000	$51,455	$3,000	—		$108,955

14

	FEES			NON-EQUITY
	EARNED		OPTION	INCENTIVE PLAN
	OR PAID	STOCK	AWARDS	COMPENSATION	OTHER
DIRECTOR	IN CASH	AWARDS	(1)	(2)	COMPENSATION	TOTAL
Tom Schroeder
Inception through Sept 30, 2006	—	$50,000	$51,455	—	—	$101,455
FYE Sept 30, 2007	$1,500	—	—	—	—	$1,500
FYE Sept 30, 2008	$3,000	—	—	—	—	$3,000
Oct 1, 2008 – January 2009	—	—	—	—	—	—

TOTAL	$4,500	$50,000	$51,455	—	—	$105,955

(1)	In accordance with FAS 123R, the value of the options were computed to be $514.55 per unit based upon the minimum valuation method using a discount rate of 4.5% for 8 months.

(2)	Annual bonus, based on director compensation plan, was paid in January 2008 and January 2009.

(3)	This amount includes $1,338 paid in mileage and $330 for meal and travel related expenses paid to Mr. Bohannan.

(4)	Mileage reimbursement to Mr. Gallagher.

(5)	This amount includes $4,075 that was paid to Mr. Pim for services during the time he was our Chief Financial Officer.

(6)	For stock options, compensation is considered to be paid at the time the option is granted. Mr. Pim was granted this option, however, it expired unexercised.

(7)	This amount includes $773 in mileage reimbursement, and $1,002 in meal and travel related expenses reimbursed to Mr. Pim.

(8)
Mr. Bush billed us $5,010 for legal services he provided us prior to our fiscal year beginning October 1, 2006. We have not paid Mr. Bush for his legal services. The remaining amount includes $667 in mileage reimbursement, and $492 in meal and travel related expenses reimbursed.

(9)	Mileage reimbursement to Mr. Horan.

(10)	This amount includes $1,077 for mileage reimbursement, and $493 in reimbursement of meals and travel related expenses to Mr. Mauser.

(11)	This amount includes $6,406 for mileage reimbursement, and $612 in reimbursement of meals and travel related expenses to Mr. Heisdorffer.

15

EXECUTIVE COMPENSATION
Michael Bohannan is currently serving as our Chairman and President.
Below is a table summarizing the compensation that has been provided to our Chairman and President, Michael Bohannan, as of our fiscal years ended on September 30, 2007 and 2008.

			NON-EQUITY
		FEES EARNED	INCENTIVE
		OR PAID IN	PLAN
NAME & PRINCIPAL POSITION	YEAR	CASH	COMPENSATION	TOTAL
Michael Bohannan,	Fiscal Year Ending
Chairman and President	September 30, 2008	$12,000	$1,500	$13,500
	Fiscal Year Ending
	September 30, 2007	$3,000	$0	$3,000
All of Mr. Bohannan’s compensation was paid pursuant to the Company’s director compensation plan adopted by our Board of Directors in June 2007. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS – Transactions with Promoters and Control Persons” above for a description of this plan.
Below is a table summarizing the compensation that has been paid by the Company to the directors, other than Michael Bohannan, as of our fiscal year end on September 30, 2008.

			NON-EQUITY
	FEES EARNED		INCENTIVE
	OR PAID IN		PLAN
DIRECTOR	CASH		COMPENSATION	TOTAL
Mark A. Cobb	$9,000		$1,500	$10,500
Richard Gallagher	$6,000		$1,500	$7,500
J. William Pim	$10,075	(1)	$1,500	$11,575
Warren L. Bush	$9,000		$1,500	$10,500
William J. Horan	$6,000		—	$6,000
Edwin J. Hershberger	$9,000		$1,500	$10,500
Denny Mauser	$6,000		$1,500	$7,500
John Heisdorffer	$6,000		$1,500	$7,500

(1)	This amount includes $4,075 Mr. Pim was paid for services during the time he was our Chief Financial Officer.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s 2008 Annual Report to security holders, including financial statements and the notes thereto, for the fiscal year ended September 30, 2008 accompanies the delivery of this Proxy Statement.
The Company will provide each member solicited a copy of the Form 10-KSB without charge. The written request for the Form 10-KSB should be directed to Michael Bohannan, Chairman and President of Iowa Renewable Energy, LLC at 1701 East 7th Street, P.O. Box 2, Washington, Iowa 52353. The Form 10-KSB is also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

16

Audit Committee Handbook
for
Iowa Renewable Energy, LLC
Amended and Restated April 2008
PREPARED BY:
BROWN, WINICK, GRAVES, GROSS,
BASKERVILLE & SCHOENEBAUM, P.L.C.
SUITE 2000 RUAN CENTER
666 GRAND AVENUE
DES MOINES, IOWA 50309
www.brownwinick.com

IOWA RENEWABLE ENERGY, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I. Purpose
The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of Iowa Renewable Energy, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:
•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;
•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);
•	Monitor the performance of the Company’s internal audit function and independent auditors;
•	Provide an avenue of communication among the independent auditors, management, and the Board; and
•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
II. Authority
The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:
•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;
•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;
•	Resolve any disagreements between management and the independent auditor regarding financial reporting;
•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;
•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;

•	Meet with Company officers, external auditors, or outside counsel, as necessary;
•
Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•
Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III. Composition
1.	Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.
2.
The Committee shall be comprised of at least three directors of the Company, all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement. A majority of the directors on the Committee must be independent as defined in subparagraph 3 of this Article III below.

3.	A director will NOT be considered independent for purposes of this Article III, if such director:
(a)	Is an employee of the Company or any current subsidiary of the Company;

(b)
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $100,000, within the preceding three (3) years, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c)	Is or has a family member who is employed by the Company or any of its subsidiaries as Chief Financial Officer or Chief Executive Officer;

(d)
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e)	Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or
(f)	Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;
4.	Committee members and a Committee chair shall be recommended and appointed by the Board.
IV. Meetings
The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via tele- or video-conference.
The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.
V. Scope of Responsibilities and Duties
Charter Review
Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

Financial Reporting
Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:
•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;
•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;
•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and
•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.
•
Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•
Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.

•
Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.

•
Review disclosures made by CEO and CFO in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

Internal Control
Review the Company’s internal control system. In performing this review, the Committee must:
•	Consider the effectiveness of the Company’s internal control system, including information technology, security and control.
•
Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit
In the event the Company employs an internal audit department, the Committee shall:
•	Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.
•	Review the effectiveness of the internal audit function.
Independent Auditors
Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:
•
At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

•	Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.
•	Present its conclusions with respect to the external auditor to the Board.
•
Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

•
Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.

•
On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.

•
Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

•	Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.
•	Present its conclusions with respect to the independent auditor to the Board.
•	Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.
•	Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.
Compliance
•
At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

•
Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.
•	Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities
•	Annually prepare such report and certification to unit-holders as required by SEC regulations.
•
Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

Other Audit Committee Responsibilities
•	Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.
•
As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.

•	Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.
•	Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.
•	Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

SUPERVISION OF FINANCIAL REPORTING PROCESS
THE THREE LEGS OF FINANCIAL REPORTING
It is often helpful to think about the participants in the financial reporting process as the “legs” of a stool. Recognizing, maintaining and coordinating the unique roles of each “leg” are critical to the integrity of the financial reporting process.
•	Audit Committee
•	Provide oversight, challenge and influence

•	Financial reporting risk management

•	Adequacy of control environment

•	Adequacy of financial reporting process

•	Accounting policies and estimates

•	Unusual transactions

•	Financial management

•	Internal auditors (management)

•	External auditors

•	Encourage continual improvement
•	External (Outside) Auditor
•	Audit of financial statements and related attestation on management’s assertions on internal control over financial reporting
•	Render opinion on financial statements
•	Attestation related to internal control over financial reporting
•	Audit committee communications
•	Improvement suggestions
•	Test and challenge:
•	Financial reporting

•	Internal control over financial reporting

•	Management
•	Infrastructure to support financial reporting process

•	Financial reporting and risks, including internal control over financial reporting

•	Design, implement, maintain, communicate, evaluate and report

•	Test financial reporting

•	Evaluate internal control

•	Risk management process

•	Improvement suggestions
QUARTERLY FINANCIAL STATEMENTS
•	Each quarter, the Audit Committee must discuss the following with the independent auditor:
•	Significant accounting adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements.

•	Suspected material misstatements in the financial statements resulting from a departure from GAAP and management’s failure to act appropriately.

•	Any matters identified as requiring additional analysis or support by the Company.

•	Any areas where certain procedures of an auditing nature were not completed prior to the issuance of the quarterly report that may give rise to an issue once those procedures are completed.
•	Additional matters that may be discussed include:
•	The selection of new, or changes to existing, significant accounting policies.
•	The process used by management in formulating particularly sensitive accounting estimates and significant changes in accounting estimates or their underlying assumptions.
•
Uncorrected misstatements identified by the auditor during the quarter that management determined immaterial, both individually and in the aggregate, to the interim financial information taken as a whole.

•	The auditor’s judgments about the quality, and not just the acceptability, of the company’s accounting principles.

•	Deficiencies in the company’s system of interim financial controls.

•	Auditors may request explanations from management as to whether:
•	Actual financial results for the quarter varied significantly from budgeted or projected results.

•	Changes in financial ratios and relationships in the interim financial information are consistent with changes in the company’s operations and financial practices.

•	GAAP has been consistently applied.

•	There are any actual or proposed changes in accounting or financial reporting practices.

•	There are any significant or unusual events or transactions.

•	The Company’s financial and operating controls are functioning effectively.

•	The Company has complied with the terms of loan agreements or indentures.

•	The interim financial information contains adequate and appropriate disclosures.
ANNUAL FINANCIAL STATEMENTS
•	Discuss the following with the auditor regarding annual financial statements:
•	The methods used to account for significant unusual transactions.

•	The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus.

•	The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates.

•	Disagreements with management regarding the application of accounting principles, the basis for management’s accounting estimates and the disclosures of financial statements.

•
All significant adjustments arising from the audit, whether or not recorded by the Company, and whether such adjustments are indicative of a significant deficiency in the Company’s internal controls, or in its process for reporting interim financial information, that could cause future financial statements to be materially misstated.

•
Uncorrected misstatements identified by the auditor during the audit engagement that management considered immaterial, both individually and in the aggregate, to the financial statements taken as a whole, in order to enable the audit committee to understand management’s rationale for not recording the items.

•	The nature of the auditor’s involvement in the review of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the company’s periodic reports.

•
When the auditor is aware that management has consulted with other accountants about significant accounting and auditing matters, the auditor’s views about the subject of the consultation should be communicated to the audit committee.

•	Serious difficulties encountered in dealing with management that relate to the performance of the audit.

•	Significant deficiencies in the design or operation of internal controls that come to the auditor’s attention during the audit.

•	The auditor’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.

•
The consistency of application of the accounting principles and the clarity, consistency and completeness of the accounting information contained in the financial statements, including certain items that have a significant impact on the verifiability, neutrality and consistency of the accounting information. Examples of items that may have an impact include:

•	The selection of new or changes in existing accounting policies;

•	Estimates, judgments and uncertainties;

•	Unusual transactions; and

•	Accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded.
INDEPENDENT AUDITOR REPORTS TO AUDIT COMMITTEES
REGARDING FINANCIAL REPORTING
•	Independent Auditor must report the following to the Audit Committee in a timely manner:
•	All critical accounting policies and practices to be used;

•	Alternative treatments within GAAP discussed with management, the effects of using or not using such treatments, and the auditor’s preferred treatment; and

•	Any management letter, schedule of unadjusted differences or other material written communications with management.
•	Independent Auditor responsibilities regarding fraud or illegal acts.
•	Auditor must report to the Audit Committee any fraud involving senior management.

•	Auditor must report to the Audit Committee any fraud, involving employees that causes a material misstatement of the financial statements.

•	Auditor must report to the Audit Committee any illegal acts involving senior management that come to the auditor’s attention.

•	If the auditor suspects fraud or illegal conduct, the auditor is required to:
•	Determine whether it is likely that an illegal act occurred.

•	Determine and consider the possible effect of any possible illegal act on the Company’s financial statements.

•	Promptly inform management and insure that the Audit Committee or the Board of Directors is adequately informed with respect to the illegal act unless it is clearly inconsequential.
ASSISTING MANAGEMENT IN THE PREPARATION OF
SEC PERIODIC REPORTS REQUIRED INQUIRIES
•	Unusual Transactions
What methods are used to account for significant unusual transactions?
•	Controversial Accounting Policies
What is the effect of significant accounting policies that are followed in controversial or emerging areas where there is a lack of authoritative guidance or consensus?
•	Estimates
•
What process is used by management in the formulation of particularly sensitive accounting estimates and what is the basis for management’s or the auditor’s conclusions regarding the reasonableness of those estimates?

•	Have there been any changes in accounting estimates or the assumptions underlying them?
•	Disagreements
Are there any disagreements between management and the auditor regarding the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements?
•	Adjustments
Were there any significant adjustments arising from the audit, whether or not recorded by the Company, and are such adjustments indicative of a significant deficiency in the Company’s internal controls or in its process for reporting interim financial information, that could cause future financial statements to be materially misstated?

•	Materiality
Were any uncorrected misstatements identified by the auditor during the audit engagement that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole?
•	Management’s Discussion & Analysis (MD&A)
•	Did the auditor review management’s MD&A and does the discussion adequately cover risks, uncertainties and trends relating to the Company’s liquidity, capital resources and results of operations?
•	In particular, does the MD&A discuss off-balance sheet arrangements, over-the-counter contracts accounted for at fair value, and the effects of transactions with related parties?
•	Critical Accounting Policies
What are the most critical accounting principles that involve the most complex, subjective or ambiguous decisions or assessments and materially affect the Company’s financial reporting?
•	Consultation With Other Accountants
Has management consulted with other accountants about significant accounting and auditing matters?
•	Management Difficulties
Did the auditor encounter serious difficulties in dealing with management that relate to the performance of the audit?
•	Internal Control Deficiencies
•	Has management put in place effective internal controls over financial reporting?
•	Did any significant deficiencies in the design or operation of internal controls come to the auditor’s attention during the audit?
•	Quality of Accounting Principles and Financial Reporting
What are the auditor’s judgments relating to the quality as opposed to just the acceptability, of the company’s accounting principles as applied in its financial reporting?

•	Consistency, Clarity and Completeness
Have accounting principles been applied consistently and is the accounting information contained in the financial statements presented clearly, consistently, and completely?
•	New or Changed Accounting Policies
Have any new significant accounting policies been selected or existing significant accounting policies changed?
•	Variance From Budgets
Did actual financial results for the period vary significantly from budgeted or projected results?
•	Compliance With Agreements
Has the Company complied with the terms of loan agreements, indentures or other material agreements affecting the Company’s financial reporting?
•	Auditor Independence
Have there been any changes in the relationship between the Company and the auditor or other facts and circumstances that affect the independence of the auditor?
•	Fraudulent or Illegal Acts
Did the auditor discover and fraudulent or illegal acts during the audit engagement except those that are clearly inconsequential?
•	Compliance With GAAS
Has the auditor discussed with the Audit Committee all of the matters required to be discussed by the auditor with the audit committee or the board of directors under applicable Statements on Auditing Standards, Independence Standards Board Standard No. 1 and Section 10A of the Securities Exchange Act of 1934?
•	Internal Audit Process
Does the company’s internal auditing staff review the actions of corporate personnel to determine whether they are adhering to effective internal controls, properly safeguarding assets and complying with management’s directives?

RED FLAGS
•	Complex business arrangements that the Audit Committee does not fully understand and that appear to serve little practical purpose.
•	Large last-minute transactions that result in significant revenues in quarterly or annual reports.
•	Changes in auditors over accounting or auditing disagreements (i.e., the new auditors agree with management and the old auditors do not).
•	Overly optimistic news releases or shareholder communications, with the CEO acting as an evangelist to convince investors of future potential growth.
•	Financial results that seem “too good to be true” or significantly better than competitors’-without substantive differences in operations.
•	Widely dispersed business locations with decentralized management and a poor internal reporting system.
•
Apparent inconsistencies between fact underlying the financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) (e.g., the MD&A presents a “rosier” picture than the financial statements warrant).

•	Insistence by the CEO or CFO that he/she be present at all meetings between the Audit Committee and internal or external auditors.
•
A consistently close or exact match between reported results and planned results -for example, results that are always exactly on budget, or managers who always achieve 100 percent of bonus opportunities.

•	Hesitancy, evasiveness, and/or lack of specifics from management or auditors regarding questions about the financial statements.
•	Frequent instances of differences in views between management and external auditors.
•	Internal audit operating under scope restrictions, such as the director not having a direct line of communication to the audit committee.
•
Unusual balance sheet changes, or changes in trends or important financial statement relationship — for example, receivables growing faster than revenues, or accounts payable that keep getting delayed.

•
Unusual accounting policies, particularly for revenue recognition and cost deferrals - for example, recognizing revenues before products have been shipped (“bill and hold”), or deferring items that normally are expensed as incurred.

•	Accounting methods that appear to favor form over substance.
•	Accounting principles/practices at variance with industry norms.
•	Numerous and/or recurring/unrecorded or “waived” adjustments raised in connection with the annual audit.
•	Use of reserves to smooth out earnings — for example, large additions to reserves that get reversed.
•	Frequent and significant changes in estimates for no apparent reasons, increasing or decreasing reported earnings.
•	Failure to enforce the company’s code of conduct.
•	Reluctance to make changes in systems and procedures recommended by the internal and/or external auditors.
RISK FACTORS
•	Risk Factors Relating to Management Characteristics
•	A failure by management to display and communicate an appropriate attitude regarding internal control and the financial reporting process.
•
A significant portion of management’s compensation represented by bonuses, stock options, or other incentives, the value of which is contingent upon the entity achieving unduly aggressive targets for operating results or financial position.

•	An excessive interest in maintaining or increasing the entity’s stock price or earnings trend through the use of unusually aggressive accounting practices.
•	Nonfinancial management’s excessive participation in, or preoccupation with, the selection of accounting principles or the determination of significant estimates.
•	A practice by management of committing to analysts, creditors, and other third parties to achieve what appear to be unduly aggressive or unrealistic forecasts.
•	High turnover of senior management, counsel, or board members.
•	Known history or securities law violations or claims against the entity or its senior management alleging fraud or violations of securities laws.
•	Strained relationship between management and the current or predecessor auditor.

•	Risk Factors Relating to Industry Conditions
•	New accounting, statutory, or regulatory requirements that could impair the financial stability or profitability of company.
•	High degree of competition or market saturation, accompanied by declining margins.
•	Declining industry with increasing business failures.
•	Rapid changes in the industry, such as significant declines in customer demand, high vulnerability to rapidly changing technology, or rapid product obsolescence.
•	Risk Factors Relation to Operating Characteristics and Financial Stability
•
Significant pressure to obtain additional capital necessary to stay competitive considering the financial position of the entity — including need for funds to finance major research and development or capital expenditures.

•
Assets, liabilities, revenues, or expenses based on significant estimates that involve unusually subjective judgments or uncertainties, or that are subject to potential significant changes in the near term in a manner that may have a financially disruptive effect on the entity, such as ultimate collectibility of receivables, timing of revenue recognition, realizability of financial instruments based on the highly subjective valuation of collateral or difficult-to-assess repayment sources, or significant deferral of costs.

•	Significant, unusual, or highly complex transactions close to year-end that pose difficult “substance over form” questions.
•	Significant bank accounts or subsidiary or branch operations in tax-haven jurisdictions for which there appears to be no clear business justification.
•	Overly complex organizational structure involving numerous or unusual legal entities, managerial lines of authority, or contractual arrangements without apparent business purpose.
•	Difficulty in determining the organization or individual(s) that control(s) the entity.
•	Unusually rapid growth or profitability especially compared with that of other companies in the same industry.
•	Especially high vulnerability to changes in interest rates.

•	Unusually high dependence on debt or marginal ability to meet debt repayment requirements. Debt covenants that are difficult to maintain.

•	Unrealistically aggressive sales or profitability incentive programs.

•	Threat of imminent bankruptcy or foreclosure.

•	Adverse consequences on significant pending transactions, such as a business combination or contract award, if poor financial results are reported.

•	Poor or deteriorating financial position when management has personally guaranteed significant debts of the entity.

•	Inability to generate cash flows from operations while reporting earnings and earnings growth.

RETENTION OF OUTSIDE AUDITORS AND EVALUATION OF
INDEPENDENCE
AUDIT COMMITTEE PREAPPROVAL OF AUDIT AND NON-AUDIT SERVICES
•	The Audit Committee must pre-approve all auditing services (including tax services) as well as permissible non-auditing services.
•	SEC rules state that if any of the following non-audit services are provided to an audit client, the auditor’s independence will be impaired:
•	Bookkeeping or other services related to the accounting records or financial statements of the client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit outsourcing services;
•	Management functions or human resources;
•	Broker or dealer, investment adviser or investment banking services;
•	Legal services; and
•	Expert services unrelated to the audit (expert opinions in context of litigation).
•	Pre-approval of non-audit services and audit fees must be disclosed in company periodic reports. Annual reports must contain disclosure of fees paid for:
•	Audit services;
•	Audit-related services;
•	Tax services; and
•	Other services.
•	Audit Committee may delegate authority to one or more committee members the authority to grant pre-approvals.

AUDITOR ROTATION AND COMPENSATION
•	Audit committee should comply with lead-auditor rotation requirement.
•	Accounting firms must rotate the lead or reviewing audit partner from client assignments every five years.
•
The audit partner is a partner who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting and reporting matters that affect the financial statements or who maintains regular contact with management and the audit committee.

•
Auditor is not independent if, at any point during the audit and professional engagement period, any audit partner earns or receives compensation based on that partner procuring engagements with the audit client to provide any services other than audit, review or attest services.

COOLING-OFF PERIOD
•
Auditor may not audit a company whose CEO, CFO, Controller, or Chief Accounting Officer was employed by auditor and participated in any capacity in the company’s audit within one year of commencement of audit.

PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD
•	Ensure that the auditor registers with the Public Company Accounting Oversight Board.
SUMMARY OF RELATIONSHIP WITH OUTSIDE AUDITOR
•
Selection. The Audit Committee should make an annual recommendation to the full board about the selection of the outside auditor, based on a due diligence process that includes a review of the auditor’s qualifications, work product, independence and reputation.

•
Non-Audit Services. The Audit Committee should develop policies concerning the provision of non-audit services by the company’s outside auditor and should consider the nature and dollar amount of all services provided by the outside auditor when assessing the auditor’s independence.

•
Auditor Rotation. The Audit Committee should consider whether it would be appropriate for the outside auditor to periodically rotate senior audit personnel or for the company to periodically change its outside auditor. The Audit Committee should base its decision about selecting and possibly changing the outside auditor on its assessment of what is likely to result in more effective audits.

•
Hiring Former Auditor Personnel. The Audit Committee should consider adopting a “cooling-off” period or other policy restricting the hiring of former auditor personnel. The Company should consider what policy is most appropriate.

INTERNAL AUDIT AND OVERSIGHT OF CONTROLS AND
PROCEDURES
A CHECKLIST FOR IDENTIFYING AND ASSESSING RISK
•	Establish a Process
•	What is the Company’s tolerance for risk?

•	What is the common risk language and nomenclature?

•	What is the process for analyzing and responding to risk?

•	Who is responsible for risk management?

•	What is the support structure?

•	Do you have the right people with the necessary training and experience?
•	STRATEGIC RISK
•	Are the critical strategies appropriate to enable the Company to meets its business objectives?
•	What are the risks inherent in those strategies and how might the Company identify, quantify and manage these risks?
•	How much risk is the Company willing to take?

•	What risks result from business developments?
•	OPERATIONAL RISK
•	What are the risks inherent in the processes that have been chosen to implement the strategies?
•	How does the Company identify, quantify and manage these risks given its appetite for risk?
•	How does the Company adapt its activities as strategies and processes change?
•	FINANCIAL RISK
•	Have operating processes put financial resources at undue risk?
•	Has the Company incurred unreasonable liabilities to support operating processes?
•	Has the Company succeeded in meeting measurable business objectives?

•	REGULATORY RISK
•	What risks are related to compliance with regulations or contractual arrangements – not just those that are financially based?
•	Have all areas of regulatory risk been considered: SEC, IRS, industry regulators, environmental regulators, other state and local regulators?
•	INFORMATION RISK
•	Is our data/information/knowledge reliable, relevant and timely?

•	Are our information systems reliable and secure?

•	Do our security systems reflect our business strategy?
•	EXTERNAL RISK
•	What risks have yet to develop?
•	What are anticipated risks created by new competition, emerging business models, economic factors, regulatory, political, vendor or customer relationships and other factors?
•	What are the risks to the Company’s product and reputation inherent in how the Company responds to events or executes its strategies?
EVALUATION OF INTERNAL CONTROLS AND PROCEDURES
•
What criteria do management or internal audit department use in establishing the specifics of the annual and long-range internal audit plan? How are these plans integrated with the Company risk management program?

•	To what extent can the planned scope of internal audit be relied on to detect significant errors, irregularities, and material weaknesses in internal control? Have any such matters been identified?
•
To what extent is a review of compliance with government or other regulatory requirements a part of the internal audit program? Have any areas of significant risk or instances of noncompliance been identified?

•
What is the general process for prioritizing the efforts of the internal audit group? Is staffing adequate to respond to defined high-priority and risk areas? To what extent do special projects cause delays in the completion of priority audit matters?

•	Are there areas of high priority where internal audit work has been deferred due to budget or other limitations? Are any operating plants or divisions in this category?

•	What is the level of respect internally for the internal audit activity? What are upper level management’s views? What is the basis for this assessment?
•
What are management’s policies for responding to internal audit reports? Are they effective? Are management responses substantive, including a timetable for change? Do follow-up audits indicate that the process for addressing important audit report issues is timely and effective?

•	What are management’s or the internal audit departments’ views on the staffing of the internal audit function? What changes, if any, should be considered? Is there a need for more corporate resources?
•	Does the internal audit function operate in accordance with standards set by the Institute of Internal Auditors? If not, why not?
•	Is the staff qualified by professional certification such as certified internal auditor (CIA)? If not, why not?
•
Describe the internal auditors’ relationship with the external auditors? Is the interface effective? If not, what changes should be considered? Discuss any concerns you have about the effectiveness of the external audit?

•	Has the audit activity during the year identified areas of serious concern relative to the overall corporate control environment? Were any matters of integrity or honesty identified?
•	Are there any other matters not discussed that you believe should be of current or future concern to the committee?
•	Putting yourself in the Audit Committee’s position, are there other key questions that you (the internal auditor) believe we should ask as outside directors?
QUESTIONS TO ASK MANAGEMENT
•	Risks
•	What process do you have in place to identify important business risks to the Company?
•	What are the Company’s principal business or financial statement risks and what procedures are employed to monitor those risks?
•	What is the overall level of sophistication of the existing financial systems? Does the level of complexity create unusual business or financial risks? How does management address these risks?
•
What subsidiaries, operating divisions, or corporate activities, not subject to audit, offer unusual business or financial risk but are viewed as “not material” in establishing the external audit scope? How does management view this exposure?

•	Controls
•	What is your assessment of the overall control environment, including key business information systems? What are the principal criteria for the assessment?
•
Are there any significant deficiencies in our accounting systems or accounting personnel that should be addressed? Where can improvements be made? What process has management implemented to encourage these improvements?

•	What process is used to assess and assure the integrity of new or revised operating or financial systems?
•
Have the external auditors identified “material” or major control deficiencies? If so, what is management’s view about the seriousness of the issue? What is the plan and timetable for corrective action?

•	Legal and Regulatory Issues
•	Is there a specific management-level person designated as responsible for knowing and understanding relevant legal and regulatory requirements?
•	What are the key risks and how are the risks of noncompliance identified and managed?
•	Code of Ethical Conduct (attached hereto as Exhibit 1)
•
Were there any reported conflicts of interest or irregularities or other violations of the code of ethical conduct identified during the year? What are the procedures for resolution? How were conflicts, irregularities or other violations resolved?

•	Were any significant, or potentially significant, regulatory non-compliance issues identified? If so, what is the status and what is the potential risk?
•	Financial Statements – Accounting Choices
•	What are the most significant audit and financial reporting issues discussed by management and the auditors, external and internal, during the year?
•
What are the significant judgment areas (reserves, contingencies, asset values, not disclosures) that impact the current-year financial statements? What consideration were involved in resolving the judgment matters: What is the range of potential impact on future reported financial results?

•	What is management’s view of unrecorded or “waived” adjustments raised in connection with the annual audit? Why were these not recorded?
•
Are there significant balance sheet reserves that are significantly in excess of specifically identified reserve requirements? Discuss degree and appropriateness of this “cushion.” How did this “cushion” change during the year? How about from quarter to quarter?

•
Are there any significant year-end issues that may reflect on the credibility of interim accounting and reporting practices? Are there year-end adjustments? How can management avoid such adjustments in the future?

•	What issues or concerns exist that could adversely impact the future operations and/or financial condition of the company? What is the plan to deal with these future risks?
•	What is the overall “quality” of the company’s financial reporting, including the appropriateness of important accounting principles followed by the Company?
•	What is the range of accounting choices the Company has available to it?
•
Were there any significant changes in accounting policies, or application of accounting principles during the year? If yes, why were the changes made and what impact did the changes have on earnings per share or unit (EPS) or other key financial measures?

•	Were there any significant changes in accounting classifications during the year? If yes, why were the changes made and what impact did the changes have on EPS or other key financial measures?
•
What are our revenue recognition policies? Are there any instances where the Company may be thought of as “pushing the limits” of revenue recognition? If so, what is the rational for the treatment chosen? Has there been any change in revenue recognition policies, which had, or could have had, a material impact on reported results? Why?

•
Have similar significant transactions and events been treated in a consistent manner across divisions and countries over time? If not, what are the exceptions and the reasons for them? Does the external auditor agree?

•	Does management believe the accounting choices made reflect the economic substance of transactions and the strategic management of the business? If not, where are the exceptions and why do they exist?

•	Do financial footnote disclosures adequately clarify and expand on the Company’s financial results?
•
To what extent are the financial reporting choices consistent with the manner in which the Company measures its progress towards achieving its mission internally? If not, what are the differences? What is the rationale for the differences? Do the financial statements fully reflect the Company’s progress, or lack thereof, in accomplishing its overall strategies?

•
How do the significant accounting principles used by Company compare with leading companies in our industry, or with other companies that are considered leaders in financial disclosure? What is the rationale for any difference?

•
Has there been any instance where short-run reporting objectives, e.g. achieving a profit objective or meeting bonus or stock option requirements, were allowed to influence accounting choices? If yes, what choices were made and why?

•	Auditor Relations
•
Is the external and internal audit comprehensive enough to address the important financial and control risks? Are you satisfied with the overall experience and competence level of the individual responsible for service in all area?

•	What is your overall evaluation of the internal and external auditors’ performance and what are the strengths and weaknesses of key members of the audit team, external and internal?
•	Have your expectations of the external auditors been met? If not, has this been communicated to the auditors?
•	Are fees reasonable in relation to value received? Are they sufficient to assure a quality audit? Do you have any concerns about auditors’ independence? What are they and how can they be addressed?
•	General
•	Putting yourself in the Audit Committee’s position, are there other key questions that you (the senior management of the company) believe we should ask as outside directors?

QUESTIONS TO ASK OUTSIDE AUDITORS
•	Do you have any concerns with respect to how management has identified its key business processes and as to how they effectively control these processes?
•
To what extent can the planned external audit scope be relied on to detect material errors, irregularities, and material weaknesses in internal control? Have any such matters been identified? How about fraudulent financial reporting at year-end or interim dates?

•	Has the audit identified any areas of serious concern relative to the overall corporate control environment? Did you identify any matters of integrity or honesty?
•	Are you satisfied with management’s resolution of important judgment issues relating to the financial statements and disclosures?
•
What is your assessment of the internal audit function? Is the program adequate and responsive to risk? Is it a respected program with in the Company? Is the interface with you, as external auditors effective?

•	Comment on the overall “quality” of the Company’s financial reporting, including financial disclosures and important principles followed by the Company.
•
Are there any accounting principles or reporting practices used by the Company that are marginal or acceptable only because they are “not material” in their current impact? What is your assessment of the future impact? Should any of these be a concern to the Committee?

•	Do you have concerns about any aspects of the Company’s quarterly reporting to shareholders, including accounting principles timeliness in recognizing issues or earnings management?
•
To what extent is a review of compliance with government or other relevant regulatory requirements a part of the annual audit? Do the audit procedures include a review of Company controls and internal audit work in these areas? Are you aware of any areas of significant risk or instances of noncompliance?

•
Did the audit disclose any significant transaction with entities or individuals that are, or are closely linked to, “related parties,” such as major stockholders, board members, or management? Are you satisfied that these are recognized and disclosed, as appropriate, in the financial statements?

•	Do you believe that management is actively addressing issues or concerns that could have a serious future adverse impact on the financial or operating stability of the Company?
•	Are the personnel in the financial organization sufficient in number, experience, and capabilities for the size and complexity of the company and its activities?
•	Putting yourself in the Audit Committee’s position, are there other key questions that you (the external auditor) believe we should ask as directors?

LEGAL AND REGULATORY COMPLIANCE
ANNUAL AUDIT COMMITTEE REPORTS
•	The Company’s proxy statement must include an annual report from the Audit Committee stating whether or not the Audit Committee has:
•	Reviewed and discussed the audited financial statements with management.
•	Discussed with the independent auditor the matters required to be discussed by SAS 61 (Exhibit 1 to Audit Committee Charter).
•	Received the written disclosures and the letter from the independent auditor describing relations the auditor has with the Company, which requires the auditor to:
•
Disclose to the Audit Committee in writing all relationships between the auditor and its related entities and the Company and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence;

•	Confirm in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws; and
•	Discuss the auditor’s independence with the Audit Committee.
•
Recommended to the Board of Directors, based on the review and discussions referred to above, that the audited financial statements be included in the company’s Annual Report on Form 10-K or Form 10-KSB for the last fiscal year for filing with the SEC.

•
Company must also disclose whether the Audit Committee has adopted a charter, whether members of the Audit Committee are independent and whether an Audit Committee Financial Expert serves on the Committee.

AUDIT COMMITTEE COMPOSITION AND MEMBER INDEPENDENCE
•	An Audit Committee consists of at least three “independent” members of the Board of Directors. A director will NOT be considered independent if the director:
•	Is an employee of the Company or any current subsidiary of the Company;
•
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $100,000, within the preceding three (3) years, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

•	Is or has a family member who is employed by the Company or any of its subsidiaries as the Chief Financial Officer or the Chief Executive Officer;
•
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

•	Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or
•	Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit.
•
Each member of the Audit Committee must be “financially literate” as set forth in the Charter of the Audit Committee and as may be determined from time to time by the Board of Directors in its business judgment.

•
At least one member of the Audit Committee should have “accounting or related financial management expertise,” as determined by the board of directors in its best business judgment (See Audit Committee Financial Expert section).

AUDIT COMMITTEE FINANCIAL EXPERT
•
The Audit Committee must disclose whether or not one of its members is an Audit Committee Financial Expert (defined below). If the Audit Committee does not have such an expert, it must explain why not. More than one Audit Committee Financial Expert may be designated.

•	An Audit Committee Financial Expert is someone with:
•	An understanding of GAAP and financial statements;
•	Ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

•
Experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the Company’s financial statements or experience supervising people engaged in such activities;

•	An understanding of internal controls and procedures for financial reporting; and
•	An understanding of Audit Committee functions.
•	An Audit Committee Financial Expert must gain his or her qualifications through any one or more of the following:
•
Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•	Experience “actively supervising” a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;
•	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of the financial statements; or
•	Other relevant experience (as briefly described in the Audit Committee’s annual report).
•
Audit Committee Financial Expert will not be deemed an expert for any other purpose and the designation of a person as such does not impose any greater duties, obligations, or liabilities that are greater than those of the other members of the Audit Committee.

WHISTLEBLOWER COMMUNICATIONS
•	The Audit Committee must establish a mechanism to receive, retain, and treat complaints from employees about auditing, accounting, and internal control procedures.
•	Mechanism must enable the confidential, anonymous submission by employees of concerns on questionable accounting or auditing matters.

•	Key questions underlying the whistleblower procedures include:
•	Who will be responsible for the overall process?
•	How will complaints initially be captured?
•	What mechanism or standard will be used to filter whistleblower communications to the Audit Committee?
•	How will the Audit Committee know it is notified of all communications?
•	What resources will be used to investigate matters in an objective fashion?
•
If the Audit Committee is unsure whether someone falls within established whistleblower protections, the Committee should contact legal counsel prior to making any alterations to the terms and conditions of employment.

AUDIT COMMITTEE MEMBER LIABILITY
•	Directors have a duty to act in good faith with ordinary care under the circumstances and in what the director reasonably believes is in the best interests of the Company and its shareholders.
•	A member of an Audit Committee should be able to satisfy a standard of ordinary care by:
•	Diligently participating in meetings;
•	Timely reviewing reports from Company management, internal and outside auditors;
•	Asking appropriate questions of management and internal and outside auditors; and
•	Being proactive.
•
The SEC has stated that its recent rule-making relating to audit committees does not reflect an intention to expose audit committee members to increased exposure to liability under the federal securities laws or to expand their duties under state corporation law. The SEC’s disclosure rules requiring the inclusion of the audit committee report in the annual proxy statement are consistent with the state corporation governance approach that permits board members generally to rely on the representations of management and the opinions of experts in the performance of their fiduciary obligations. The audit committee report calls for disclosure as to whether the audit committee received, reviewed, and discussed certain matters with the auditor, not the substantive content of those discussions, and whether the audit committee, based on their discussions and review, recommended to the board of directors that the audited financial statements be included in the company’s annual report for filing with the SEC. The audit committee does not assure or certify that the financial statements are free of misstatements or prepared in accordance with GAAP.

•
The SEC’s proxy rules include a safe harbor provision protecting companies and their directors from certain liabilities under the federal securities laws with respect to the disclosures in the report. However, that safe harbor provision does not provide protection from claims alleging breaches of fiduciary duties of care under state law. Furthermore, the safe harbor provision does not render inapplicable the antifraud provisions of the federal securities laws.

•
In view of the above considerations and the significantly increased importance being placed on the still-evolving role of the audit committee in the oversight of the financial reporting process, there clearly is a potential for increased audit committee member liability. Company indemnification provisions and state statutory protections for monetary liability for breaches of a director’s duty of care should be of considerable comfort to audit committee members, as well as directors’ liability insurance coverage. However, audit committee members should be able to very significantly reduce their potential liability exposure if their committees comply with the rules of the SEC applicable to audit committees, and they diligently engage in the oversight activities discussed in this guide.

•
In view of the recently heightened expectations of the benefits of audit committee oversight and the probability that the role of the committee will continue to be refined and, perhaps, further expanded, audit committee members would be well advised to monitor new developments affecting audit committee conduct and responsibilities (See Additional Resources section).

AUDIT COMMITTEE MEETINGS
•
How often the Audit Committee meets depends on the Company’s particular facts and circumstances, including the Company’s financial reporting processes and the relationships between the Committee, its members, the Company’s management and its outside auditing firm.

•
While there is no hard and fast rule, the Audit Committee should meet at least quarterly (prior to filing of the Form 10-Q or 10-QSB) and once or twice prior to the Company’s filing of its annual report on Form 10-K or 10-KSB. The SEC rules require that the annual proxy statement disclose the number of meetings held by the Audit Committee during the prior year, as well as the identity of those directors who did not attend at least 75% of the total number of meetings of the board and committees of which he or she was a member.

•	The Audit Committee should regularly meet in executive session without management and without internal or external auditors to encourage open communication regarding their performance.

•	Minutes of the Audit Committee meetings should be prepared reflecting that the Committee:
•	Sought the information it was obligated to seek from management, the outside auditor and any other outside advisers upon which it relied;
•	Considered the information it received; and
•	Engaged in those activities it felt necessary or appropriate to perform its oversight functions.
•	Meetings and the preparation of minutes should be performed in conformance with the Audit Committee’s charter.

ADDITIONAL RESOURCES
•	National Association of Corporate Directors — www.nacdonline.org.
•	American Institute of Certified Public Accountants — Audit Committee Effectiveness Center — www.aicpa.org/audcommctr/homepage.
•	R.R. Donnelly’s Real Corporate Lawyer – Audit Committee FAQs - http://www.realcorporatelaw.com/faqs/audit.html.
SOURCES
Securities Laws
•	Sarbanes-Oxley Act of 2002, 15 U.S.C.A. § 7201 (2002).
•	Securities Exchange Act of 1934, Regulation 14A, 15 U.S.C. Section 78a, et seq.
Securities and Exchange Commission Releases
•	Disclosures Required By Sections 406 and 407 of the Sarbanes-Oxley Act of 2002, SEC Release No. 34,47235 (Jan. 23, 2003).
•	Improper Influence on Conduct of Audits, Securities Exchange Act Release No. 34,47890 (May 20, 2003).
•	Management’s Report on Internal Control Over Financial Reporting and Certification of Disclosure in Exchange Act Periodic Reporting, Securities Act Release No. 33,8238 (June 5, 2003).
•	Strengthening the Commission’s Requirements Regarding Auditor Independence, Securities Act Release Nos. 33,3183, 34,47265 (Jan. 28, 2003).
Secondary Sources
•	Arthur H. Bill, Audit Committee Guide (2003).
•	Mary Pat McCarthy and Timothy P. Flynn, Risk from the CEO and Board Perspective (2004).
•	National Association of Corporate Directors, Report of the NACD Blue Ribbon Commission on Audit Committees: A Practical Guide (2000).
•	Section of Business Law and the Center for Continuing Legal Education, American Bar Association, 2004 Securities Filings (Spring 2004).
•	The Business Roundtable, Principles of Corporate Governance (2002).

IOWA RENEWABLE ENERGY, LLC
2009 Annual Meeting of Members – Saturday, May 9, 2009
For Members as of March 6, 2009
Proxy Solicited on Behalf of the Board of Directors

Member Name

Please Print Clearly

Telephone Number

Address:

Units Owned on March 6, 2009

PROPOSAL ONE: ELECTION OF THREE GROUP II DIRECTORS
You may vote for three (3) nominees.

	For	Against	Abstain	PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX WITH BLUE OR
Denny Mauser, Incumbent – – – – – – – – – –>>>	☐	☐	☐	BLACK INK TO VOTE YOUR SHARES
Warren Bush, Incumbent – – – – – – – – – – –>>>	☐	☐	☐
Richard Gallagher, Incumbent – – – – – – – –>>>	☐	☐	☐
By signing this proxy card, you appoint Mike Bohannan and Mark Cobb, jointly and severally, each with full power of substitution, as proxies to represent you at the 2009 Annual Meeting of the Members to be held on Saturday May 9, 2009 at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa and at any adjournment thereof, on any matters coming before the meeting.
Please specify your choice by marking the appropriate box for each matter above. The proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be received by the Company before 5:00 p.m. on May 1, 2009.
This proxy, when properly executed, will be voted in the manner directed herein and authorizes the proxies to take action in their discretion upon other matters that may properly come before the Meeting. If you do not mark any choices for Group II directors on the proxy card, then your votes will be deemed votes FOR the three (3) nominees. If you mark fewer than three (3) choices for Group II directors the proxies will vote your units ONLY for the persons you mark as your choices.
You may revoke your proxy by:
•	Voting in person at the 2009 Annual Meeting;
•
Giving personal or written notice of the revocation, which is received by Michael Bohannan, Chairman of the Company’s Board of Directors, at the Company’s offices at 1701 East 7th Street, P.O. Box 2, Washington, Iowa 52353 by 5:00 p.m. on May 1, 2009; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Richard Gallagher, at the commencement of the 2009 Annual Meeting.

Signature:	Signature:

Date:	Date:
Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney executor, administrator, trustee or guardian, please note that fact.